Long-Term Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Long-Term Debt
12.
LONG-TERM DEBT

On August 29 and November 21, 2018, the Group entered into two loan agreements with a PRC bank to obtain mortgage bank loans totaling to RMB260,000 for the purchase of Building A and Building D in Wuhan. The loans are secured by pledging Building A and Building D and are repaid in equal instalment every three months with maturity term of 8 years. The annual interest rate is 1.472% prior to April 15, 2021 and 1.25% after April 15, 2021 on top of base rate of one-year interest rate released by the People's Bank of China.

In July 2021, the Group entered into another loan agreement with a PRC bank to obtain a mortgage bank loan amounting to RMB61,540 for the purchase of Building B in Wuhan. The loan is secured by pledging Building B and is repaid in equal instalment every three months with maturity term of 10 years. The annual interest rate is 1.05% prior to July 1, 2022 and 0.75% after July 1, 2022 on top of base rate of one-year interest rate released by the People's Bank of China.

The Group repaid RMB32,500, RMB34,038 and RMB38,654 for the principals of loans during the years ended December 31, 2020, 2021 and 2022, respectively. To acquire the property certificate of building D, the Group held RMB50,008 security deposit in the designated bank account as of December 31,2021 and the restriction on such deposit was removed subsequently in January 2022.